UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2009

Meade Instruments Corp.
 (Exact name of registrant as specified in its charter)

Delaware	0-22183	95-2988062
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Hubble, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 451-1450

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 15, 2009, Meade Instruments Corp. issued a press release announcing its operating results for the quarterly period ended May 31, 2009.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Title or Description
99.1	Press Release, dated July 15, 2009, issued by Meade Instruments Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2009	MEADE INSTRUMENTS CORP.
(Registrant)

	By:	/s/ John A. Elwood

Senior Vice President — Finance and Administration,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description
99.1	Press Release, dated July 15, 2009, issued by Meade Instruments Corp.

Exhibit Index